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                                                                   EXHIBIT 10.27


                       AGREEMENT REGARDING RESTRICTION OF
                   SHARES OF CMI INDUSTRIES, INC. COMMON STOCK


         As a condition to the sale and issuance of 5,000 shares (the "Shares") of the $1.00 par value common stock (the Common Stock") of CMI Industries, Inc., a Delaware corporation ("CMI" or the "Corporation"), to the undersigned, the undersigned hereby acknowledges and agrees as follows:

1. Investment Representation. The undersigned represents that the undersigned is not acquiring the Shares with a view to, or for resale in connection with, the distribution of the Shares, and has no present intention of distributing or reselling any of the Shares. The undersigned acknowledges that the certificate or certificates representing the Shares shall bear the legend specified in Article 7 of the Amended and Restated Stockholders Agreement dated February 14, 1992 among CMI and its stockholders, as amended (the "Stockholders Agreement"), that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or under any applicable state securities statute, that the undersigned may not transfer or otherwise dispose of any of the Shares except in a transaction which is registered under the Act and any applicable state securities statute or exempt from registration thereunder, and that CMI may require an opinion of counsel to the effect that such transfer is so registered or exempt. The undersigned acknowledges that except as expressly set forth in the Stockholders Agreement, CMI is under no obligation to register the Shares or take any action necessary in order to make compliance with an exemption from registration available. The undersigned has received no public solicitation or advertisement concerning an offer to sell the Shares. The undersigned is the President and Chief Executive Officer of CMI and has the opportunity to seek information about CMI and the Shares for verification purposes.

2. Stockholders Agreement. The undersigned agrees that the ownership by the undersigned of the Shares shall be subject to all of the terms and conditions of, and that the undersigned shall comply with the provisions of, the Stockholders Agreement, a copy of which have previously been furnished to the undersigned, as fully as if the undersigned were a signatory thereto as a "Management Investor" thereunder. All of the restrictions on transfer, voting and other obligations contained therein shall apply fully to the undersigned with respect to the Shares even though the undersigned is not a party thereto. Notwithstanding the foregoing, (x) any transfer of Shares pursuant hereto shall be deemed to be a transfer under the Management Subscription Agreement permitted by Section 4.2(a)(iii) of the Stockholders Agreement; and (y) the pledge of the Shares to CMI pursuant to the Pledge Agreement of near or even date herewith shall be deemed to be a pledge permitted by Section 4.2(a)(ix) of the Stockholders Agreement.


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3.       Put-Call Rights.

     a. Termination of Employment other than Upon Death, Disability or Retirement.

              (i)          If, prior to a Public Offering of the Common Stock,
                  the undersigned's employment with the Corporation or a subsidiary thereof is terminated by the Corporation or such subsidiary for Cause or without Cause or by the undersigned, other than upon the undersigned's death, disability (as determined under the Corporation's disability policies in effect at such time), or retirement at or after obtaining the age of 65, the Corporation shall have the option, for a period of 90 calendar days after the date of termination of employment, to purchase all or any portion of the Shares owned by the undersigned. The Corporation may exercise such right by giving notice thereof to the undersigned prior to the expiration of such 90-day period. The purchase price for the Shares shall be the fair market value of such Shares determined as of the date of termination of employment, as agreed upon by the undersigned and the Corporation; provided, that, in the event that the undersigned and the Corporation cannot agree on such fair market value, a mutually agreed upon third party shall make the final determination thereof ("Fair Market Value"). "Public Offering" is defined in the Stockholders Agreement.

              (ii)         If, prior to a Public Offering of the Common Stock,
                  the undersigned's employment with the Corporation or any subsidiary thereof is terminated for any reason other than for Cause or the undersigned's resignation, and the Corporation shall not have exercised its 90-day option to purchase all of the Option Shares as provided in paragraph 3a(i) above, the undersigned shall have the option, for a period of 90 calendar days, commencing at the end of the Corporation's 90-day option period, to sell to the Corporation all or any portion of the Shares then owned by the undersigned. The undersigned may exercise such option by giving notice thereof to the Corporation prior to the expiration of the undersigned's 90-day option period. The purchase price for the Shares shall be the Fair Market Value of such Shares.

     b.                 Death, Disability or Retirement.

              (iii)        If, prior to a Public Offering of the Common Stock,
                  the undersigned dies while in the employ of the Corporation or any subsidiary thereof, or the undersigned's employment with the Corporation or any subsidiary thereof is terminated because of the undersigned's disability or retirement at or after obtaining the age of 65, the Corporation shall have the option, for a period of 90 calendar days


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                  after the date of death or determination of disability or
                  retirement, as applicable, to purchase all or any portion of the Shares owned by theundersigned or the undersigned's legal representative. The Corporation may exercise such Option by giving notice thereof to the undersigned or the undersigned's legal representative prior to the expiration of such 90-day period. The purchase price for the Shares shall be the Fair Market Value thereof.

              (iv)         If, prior to a Public Offering of the Common Stock,
                  the Corporation has not exercised its 90-day option under paragraph 3b(i) upon the death, disability or retirement of the undersigned, the undersigned or the undersigned's legal representative shall have the option, for a period of 90 calendar days (180 calendar days in the case of termination due to the undersigned's death), commencing at the end of the Corporation's 90-day option period, to sell to the Corporation all or any portion of the Shares then owned by the undersigned or the undersigned's legal representative. The undersigned or his legal successor may exercise such Option by giving notice to the Corporation prior to the expiration of the undersigned's 90-day option period. The purchase price for such Shares shall be the Fair Market Value thereof.

     c.                 Election, Delivery and Payment Procedures.

              (v)          Upon any exercise by the Corporation or the
                  undersigned or the undersigned's legal representative of an option granted in this paragraph 3, the Corporation shall pay the purchase price in cash.

              (vi)         The closing of any exercise of an option granted in
                  this paragraph 3 shall take place at the offices of the Corporation not less than 15 nor more than 30 days after the date such option is exercised or, if the undersigned and the Corporation cannot reach agreement on fair market value, not less than 15 nor more than 30 days after such determination is made by the mutually agreed upon third party. The exact date and time of closing shall be specified by the party exercising such option.

              (vii)        If the Corporation shall have the option to purchase
                  Shares from the undersigned pursuant to this paragraph 3, it shall specify to the undersigned in reasonable detail its calculation of Fair Market Value for the purchase price (A) at the time of its exercise of its option or, (B) if the undersigned or the undersigned's legal representative will have an option to sell pursuant to paragraph 3, prior to the commencement of the undersigned's 90-day option period.


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              (viii)       At the closing of any exercise of any option granted
                  pursuant to paragraph 3, the undersigned shall deliver certificates for the Shares to the Corporation duly endorsed or accompanied by written instruments of transfer in form satisfactory to the Corporation, duly executed by the undersigned, and freeand clear of any liens, against payment by the Corporation of the purchase price therefor.

              (ix)         Notwithstanding the provisions contained in this
                  paragraph 3, the Corporation shall not be obligated to purchase any Shares, and Optionee shall have no right to sell such Shares, except to the extent the Corporation shall be permitted to repurchase its shares under applicable law and any applicable financing agreements of the Corporation.

4. Miscellaneous.This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. References to a party to this Agreement are also references to any successor or assign of such party. Whenever the context so requires, the singular number includes the plural, the plural includes the singular, and the gender of any pronoun includes the other genders. Titles and captions of or in this Agreement are inserted only as a matter of convenience and for reference and in no way affect the scope of this Agreement or the intent of its provisions. This Agreement constitutes the entire agreement of the parties to it with respect to its subject matter, supersedes all prior agreements, if any, of the parties to this Agreement with respect to its subject matter, and may not be amended except in writing signed by the party to this Agreement against whom the change is being asserted. In addition, the agreements of the undersigned in paragraph 2 above inure to the benefit of the other parties to the Stockholders Agreement. The failure of any party to this Agreement at any time or times to require the performance of any provisions of this Agreement shall in no manner affect the right to enforce the same; and no waiver by any party to this Agreement of any provision (or of a breach of any provision) of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provision (or of a breach of any other provision) of this Agreement. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware. This Agreement may be executed in two or more copies, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or its terms to produce or account for more than one of such copies.



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                  DULY EXECUTED by the undersigned this ___ day of ___________,
1997 as of October 21, 1997.


                                             -------------------------------
                                             Joseph L. Gorga


Accepted and agreed to.

CMI INDUSTRIES, INC.


By:
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  Title:
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